UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

COMSTOCK INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35200	65-0955118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 American Flat Road, Virginia City, Nevada 89440
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (775) 847-5272

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000666 per share	LODE	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 3, 2026, Comstock Inc., (the “Company”) was notified that Sadler, Gibb & Associates, LLC (“Sadler Gibb”) acquired substantially all of the assets of Assure CPA, LLC (“Assure”).

The services previously provided by Assure will now be provided to the Company by Sadler Gibb. The Company anticipates that the audit services previously provided by Assure will now be provided by Sadler Gibb. The Company understands that the engagement team that most recently served the Company at Assure, including the lead audit partner, has joined Sadler Gibb and will continue to service the Company.

As a result of the transaction, Assure has now ceased operations as a public accounting firm and resigned as the Company’s independent registered public accounting firm, effective as of June 3, 2026.

The Board of Directors of the Company (the “Board”) and the Audit and Finance Committee of the Board has confirmed Assure’s resignation. On June 5, 2026, the Board, upon recommendation by the Audit and Finance Committee of the Board, appointed Sadler Gibb as the Company’s independent registered public accounting firm.

The audit report of Assure on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through June 3, 2026, there were no (i) “disagreements,” as described in Item 304(a)(1)(iv) of Regulation S-K, with Assure on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years ended December 31, 2025 and December 31, 2024 and the subsequent interim period through June 3, 2026, neither the Company nor anyone on its behalf consulted Sadler Gibb regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided to Assure a copy of the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is a letter from Assure to the Securities and Exchange Commission, dated June 9, 2026, stating that it agrees with these statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Assure CPA, LLC to the Securities and Exchange Commission, dated June 9, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSTOCK INC.

Date: June 9, 2026	By:	/s/ Corrado De Gasperis
Corrado De Gasperis Chief Executive Officer